Exhibit 10.3

AMENDMENT NO. 1 TO DEVELOPMENT AND LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”), is made as of September 22, 2006 (the “Effective Date”), by and between SCOLR Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware and having a place of business at 3625 132nd Avenue SE, Suite 400, Bellevue, Washington 98006 (“SCOLR”) and Wyeth Whitehall Pharmaceuticals, Inc. (as assignee of Wyeth, acting through its Wyeth Consumer Healthcare Division), a corporation organized and existing under the laws of the Commonwealth of Puerto Rico and having a place of business at Road No. 3, Kilometer 143.1, Guayama, Puerto Rico 00784 (together with its Affiliates, “Wyeth”).

WITNESSETH

WHEREAS, SCOLR and Wyeth have entered into a Development and License Agreement dated as of December 21, 2005 (the “License Agreement”); and

WHEREAS, SCOLR and Wyeth wish to amend the License Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Any capitalized terms used herein which are not defined below shall have the meaning set forth in the License Agreement.

2. Amendments. In accordance with Section 12.5 thereof, the parties agree that the License Agreement shall be amended as of the Effective Date as follows:

(a) Milestone Payment 1. Pursuant to Section 12.6 of the License Agreement, Wyeth hereby waives the conditions precedent to the making of the milestone payment in the amount of [***] described in item 1 of Section 6.2.1 of the License Agreement (“Milestone 1”) and agrees to (i) pay to SCOLR an amount equal to Milestone 1 within thirty (30) days following the Effective Date and (ii) reimburse SCOLR for the actual costs of Initial Development Program activities for the Initial Licensed Product performed by SCOLR pursuant to the Initial Development Program after the date hereof pursuant to Section 4.4 of the License Agreement. SCOLR agrees and acknowledges that the foregoing waiver is solely made by Wyeth with respect to Milestone 1 and the expense reimbursement provisions set forth in Section 4.4 of the License Agreement and shall have no effect on the requirements set forth in the License Agreement with respect to any other payments thereunder, including, without limitation, any other milestone payments pursuant to Section 6.2.1 thereof.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) Milestone Payment 2. Item 2 of Section 6.2.1 of the License Agreement is hereby amended and restated in its entirety to read as follows:

EVENT	PAYMENT
[***]	[	***]
[***]	[	***]

(c) Development Plan. Exhibit 4.4 to the License Agreement is hereby amended and restated in the form attached as Annex A hereto.

3. Miscellaneous.

(a) Except as specifically amended herein, this Amendment does not alter or modify any other term or provision of the License Agreement, which shall remain in full force and effect.

(b) In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the License Agreement, the terms and conditions of this Amendment shall control.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) This Amendment, together with the License Agreement and all Exhibits hereto and thereto contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment with effect from the date first written above.

WYETH WHITEHALL PHARMACEUTICALS, INC.

By:	/s/ John Incledon
Name: John Incledon
Title: SVP, Global New Products

SCOLR PHARMA, INC.

By:	/s/ Daniel O. Wilds
Name: Daniel O. Wilds
Title: President & CEO

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